Exhibit 10.1

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                                CREDIT AGREEMENT

                            Dated as of March 2, 2000

                                 by and between

                             EPL TECHNOLOGIES, INC.

                                  as Borrower,

                                       and

                               -------------------

                                    as Lender

                           --------------------------

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                                CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of March 2, 2000, between EPL TECHNOLOGIES, INC., a Colorado corporation ("Borrower") and ____________, individuals with a mailing address of _______________ (the "Lender").

      RECITALS

      WHEREAS, the Borrower has requested that Lender make a loan to the Borrower in the amount of $_____________; and

      WHEREAS, the Lender is willing to provide such a loan, on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, the Borrower and Lender hereby agree as follows:

      1. CERTAIN DEFINITIONS

            1.1. Defined Terms. Capitalized terms used in this Agreement shall have the following respective meanings (unless otherwise expressly provided elsewhere herein):

      "Agreement" shall mean this Credit Agreement, including all amendments, modifications and supplements from time to time hereto and any appendices, exhibits or schedules to any of the foregoing.

      "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in New York, New York.

      "Closing Date" shall mean the date as of which this Agreement is executed and delivered by the parties hereto.

      "Default" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

      "Default Rate" shall mean an interest rate per annum equal to the then applicable rate of interest on the Loan plus 1.00% per month during which an Event of Default continues.

      "Event of Default" shall have the meaning set forth in Section 7.1.

      "Governmental Authority" shall mean any governmental department, commission, board, bureau, agency or instrumentality of the United States or of any state, commonwealth,


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nation, territory, possession, county, parish or municipality, whether now or hereafter constituted or existing.

      "Loan Amount" shall mean the sum of $______________.

      "Loan Documents" shall mean this Agreement, the Note, and the Warrant and any other documents executed in conjunction with this Agreement.

      "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity, court or Governmental Authority.

      "Termination Date" shall mean March 2, 2001, or such earlier date upon which payment of the Loan may be accelerated pursuant to Section 7.2.

      2. THE LOAN

            2.1 The Loan. Subject to the terms and conditions hereof, Lender agrees to lend and the Borrower agrees to borrow the Loan Amount (the "Loan"). All Loan proceeds, shall be disbursed to the Borrower or as the Borrower may direct in a single advance on the Closing Date. The Loan will be evidenced by a promissory note of the Borrower, in the form annexed hereto as Exhibit A (the "Note").

            2.2. Prepayment. The Loan may be prepaid, in whole or in part, at any time without premium or penalty.

            2.3. Interest on the Loan. The aggregate outstanding principal amount of the Loan shall bear interest at a fixed rate of ten percent (10.00%) per annum, determined on the basis of a year of 365 days for the actual number of days elapsed.

      3. PAYMENTS AND MISCELLANEOUS CREDIT PROVISIONS

            3.1. Principal and Interest Repayment. On the Termination Date, the outstanding principal amount of the Loan and all interest on the Loan, shall be finally due and payable in full.

            3.2. Manner of Payment. All payments due or payable under this Agreement shall be made on the date when due, in lawful money of the United States of America and in funds immediately available, to Lender at its offices at the mailing address listed above, or at such other address as Lender may direct.

            3.3. Actions on Non-Business Days. Whenever any payment shall be due on a Non-Business Day, that payment or delivery may be made on the next succeeding Business Day.


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            3.4. Usury. If, at any time, the rate of interest payable on the
Loan shall be deemed by any Governmental Authority to exceed the maximum rate of interest permitted by applicable law, then, for such time as such rate would be deemed excessive, its application shall be suspended and there shall be charged instead the maximum rate of interest permissible under law on the Loan.

      4. WARRANT AGREEMENT

      As an inducement to Lender to make the Loan, the Borrower agrees to issue to Lender on the Closing Date a warrant to purchase _________ shares of its common stock, par value $.001 per share.; such warrant shall be evidenced by the form of the Warrant Agreement annexed hereto as Exhibit B.

      5. CONDITIONS PRECEDENT

            5.1. Conditions to Lender's Obligations under this Agreement. Notwithstanding any other provision of this Agreement, Lender shall have no obligations under the Agreement unless and until the Borrower shall have duly executed and delivered to Lender the Note and Warrant Agreement, each dated as of the Closing Date.

      6. REPRESENTATIONS AND WARRANTIES OF BORROWER

      To induce Lender to enter into this Agreement and to make the Loan, the Borrower makes the following representations and warranties as to itself to
Lender:

            6.1. Corporate Existence; Compliance with Law. Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado; (ii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; and (iii) is in compliance with its certificate of incorporation and by-laws.

            6.2. Corporate Power; Authorization. The execution, delivery and performance by Borrower of the Loan Documents, to the extent it is party thereto, (i) are within Borrower's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; and (iii) are not in contravention of any provision of Borrower's certificate of incorporation or by-laws.

      7. EVENTS OF DEFAULT; RIGHTS AND REMEDIES

            7.1. Events of Default. The occurrence of any one or more of the following events (regardless of the cause thereof) shall constitute an "Event of Default" hereunder:


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                  (a) Borrower shall fail to make any payment of principal or interest on the Loan within ten (10) Business Days of the date when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or by required prepayment; and

                  (b) The appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against the Borrower and any such proceeding, if brought against the Borrower, shall continue undismissed for ninety (90) days or an order or decree approving or ordering any of the foregoing shall continue unstated and in effect.

            7.2. Consequences of Default. Upon the occurrence and continuation of an Event of Default, (i) Lender may declare all amounts payable under the Note to become immediately due and payable, (ii) the interest rate on the Loan shall accrue at the Default Rate unless and until the Event of Default has been cured, (iii) Lender shall be entitled to exercise forthwith and thereafter (to the extent and in such order and at such time or times as Lender may elect) any provision of this Agreement or any other Loan Document or that may otherwise be available to Lender by law.

      8. MISCELLANEOUS

            8.1. Complete Agreement. The Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by Borrower and Lender.

            8.2 Amendments; Waiver; Consent. No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender.

            8.3. Parties. This Agreement and the other Loan Documents shall be binding upon, and inure to the benefit of, the successors of Borrower, and the successors and assigns of Lender; provided, however, Borrower may not assign its right to borrow under this Agreement.

            8.4. Governing Law; Litigation. (a) Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania applicable to contracts made and performed in such state, without regard to the principles of conflict of laws.

                  (b) BORROWER AND LENDER AGREE THAT, IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS:


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                        (i) BORROWER AND LENDER EACH WAIVES THE RIGHT TO TRIAL
BY JURY;

                        (ii) BORROWER AND LENDER EACH CONSENTS TO THE JURISDICTION OF ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA AND OF ANY FEDERAL COURT LOCATED IN PENNSYLVANIA, AND EACH WAIVES ANY RIGHT TO OBJECT TO SUCH COURT AS AN INCONVENIENT FORUM; AND

                        (iii) BORROWER AND LENDER EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AND ITS COUNSEL OR TO LENDER AT THE LOCATIONS PROVIDED FOR NOTICES TO BORROWER AND LENDER UNDER THIS AGREEMENT OR, IN THE ALTERNATIVE, IN ANY OTHER FORM OR MANNER PERMITTED BY LAW.

            8.5. Notices. Except as otherwise specifically provided this Agreement, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, or telecopied and confirmed by telecopy answer back as follows:

            (a)   If to Lender, at

                  ------------------------

            (b)   If to the Borrower, at

                  EPL Technologies, Inc.
                  2 International Plaza, Suite 245
                  Philadelphia, Pennsylvania  19113-1507
                  Attn: Paul L. Devine, President
                  Telephone:  610-521-4400, Ext. 120
                  Telecopier: 610-521-1823


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            in either case with copies to:

                  Gibbons, Del Deo, Dolan, Griffinger & Vecchione
                  125 West 55th Street
                  New York, New York  10019-5369
                  Attention:  Michael S. Leo, Esq.
                  Telephone: (212) 649-4700
                  Telecopier: (212) 333-5980

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, telecopied and confirmed by telecopy answer back or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

            8.6. Section Titles. The Section titles contained in this Agreement are used merely for convenience and shall have no substantive effect in interpreting this Agreement.

            8.7. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.


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      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                    EPL TECHNOLOGIES, INC.


                                    By:
                                       -----------------------------------------
                                       Name:  Paul L. Devine
                                       Title: President


                                       -----------------------------------------


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                                    Exhibit A

                                 PROMISSORY NOTE

$_________                                                         March 2, 2000

      FOR VALUE RECEIVED, EPL TECHNOLOGIES, INC., a Colorado corporation (the "Borrower"), promises to pay to the order of __________, (collectively the "Lender"), at the Lender's office at _______________, or at such other place as the holder hereof may direct, in lawful money of the United States of America, the principal amount of _____________, in accordance with the terms of that certain Credit Agreement, dated as of the date hereof, entered into by Borrower and Lender (as the same may be amended, modified, increased, supplemented and/or restated from time to time, the "Loan Agreement"), and Borrower further promises to pay interest to Lender at such office or other place, in like money, from the date hereof on the unpaid principal amount hereof from time to time outstanding, until the unpaid principal amount of this Note is paid in full, at the rate stated in the Loan Agreement. All terms defined in the Loan Agreement shall have the same meanings when used herein.

      1. Repayment of this Note. The Borrower agrees to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at the Lender's office at the rate and on the dates specified in the Loan Agreement. The outstanding principal balance of this Note, and all interest accrued and unpaid thereon, shall be finally due and payable in full, if not sooner paid, on the Termination Date.

      2. Prepayment. The Borrower shall be entitled and required to prepay the principal of this Note in accordance with the Loan Agreement.

      3. Benefits. This Note is the note referred to in Section 2.1 of the Loan Agreement and Lender and the holder(s) hereof are entitled to the benefits thereof and may enforce the agreements contained therein and exercise the rights provided for thereby or otherwise in respect thereof.

      IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the day and year first above-written.

                                          EPL TECHNOLOGIES, INC.


                                          By:
                                             -----------------------------------
                                          Name:  Paul L. Devine
                                          Title: President and CEO


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                          Schedule of Credit Agreements

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         Name of Lender                Loan Amount        Number of Warrant
                                                                Shares
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      Karen and Bob Ingram              $1,000,000             500,000
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         Don Giesenger                   $500,000              250,000
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          Jerry Kramer                   $500,000              250,000
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      Seidner Family Trust               $500,000              250,000
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          Walter Terry                   $400,000              200,000
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  Serena and Richard McCallum            $100,000               50,000
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          James Rhodes                   $50,000                25,000
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        Peter Leininger                  $50,000                25,000
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         John Merriman                   $50,000                25,000
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         Tom Calcagnini                  $25,000                12,500
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        James Calcagnini                 $50,000                25,000
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       Donald Calcagnini                 $25,000                12,500
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          Tim Collins                    $25,000                12,500

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                          Total:        $3,275,000            1,637,500
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